UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 24, 2004

_________________

MEADE INSTRUMENTS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification No.)

6001 Oak Canyon, Irvine, CA (Address of principal executive offices)	92618 (Zip Code)

(949) 451-1450
Registrant’s telephone number, including area code

6001 Oak Canyon
Irvine, CA 92618
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1

Item 8.01 OTHER EVENTS.

     On November 24, 2004 Meade Instruments Corp. (“Meade”) issued a press release updating financial guidance for its Fiscal Year ending February 28, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADE INSTRUMENTS CORP.
Dated: November 29, 2004	/s/ MARK D. PETERSON
Mark D. Peterson
Senior Vice President and General Counsel

INDEX OF EXHIBITS

Number	Exhibit
99.1	Press release, dated November 24, 2004, issued by Meade Instruments Corp.